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                                                                   EXHIBIT 10.25

                           PEABODY ENERGY CORPORATION

                  FIRST AMENDMENT TO THE STOCKHOLDERS AGREEMENT

     WHEREAS, the parties hereto previously entered into that certain Stockholders Agreement dated as of May 19, 1998 (the "Stockholders Agreement");

     WHEREAS, pursuant to Section 4.4(b) of the Stockholders Agreement, the parties hereto have the power to amend, modify or supplement the Stockholders Agreement if they deem it appropriate;

     WHEREAS, the parties hereto deem it in their best interest to amend and clarify certain rights granted under the Stockholders Agreement to Management Investors and their Permitted Transferees (as such terms are defined in the Stockholders Agreement);

     NOW, THEREFORE, the Stockholders Agreement is hereby amended as follows:

                                       I.

     The second sentence of Section 2.5(a) of the Stockholders Agreement is deleted in its entirety and replaced with the following:

     "The Management Investors may not Transfer Option Shares prior to the earlier of (i) the second anniversary of the Initial Public Offering, provided, however, that if at any time prior to that date, Lehman and/or any Other Lehman Entity (or their Permitted transferees) sell fifty percent (50%) of their Shares, and the IRR (as such term is defined in any applicable Non-Qualified Stock Option Agreements between the Management Investors and the Company (the "Option Agreements")) at the time of such sale equals at least twenty-eight percent (28%), any Option Shares acquired by Management Investors upon exercise of Superperformance Options (as such term is defined in the Option Agreements) may be Transferred at that time, but not earlier than one (1) year after the Initial Public Offering, and
     (ii) the fifth anniversary of the Effective Date, except for Transfers referred to in Sections 2.4, 2.6 and 2.7 (the "Option Shares No Transfer Period", and, together with the Acquired Shares No Transfer Period, the "No Transfer Period").

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                                      II.

     Section 2.8(b) of the Stockholders Agreement is amended in part by replacing the words "Following an Initial Public Offering" with "On or about the date one year after an Initial Public Offering".

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto as of this _______ day of ______________, 2001.



                                       PEABODY ENERGY CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       [NAME OF EXECUTIVE]

                                       -----------------------------------------


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EXHIBIT 10.25 - PARTIES TO THE FIRST AMENDMENT TO THE
STOCKHOLDERS' AGREEMENT DATED AS OF MAY 19, 1998
------------------------------------------------

Irl F. Engelhardt
Sharon D. Fiehler
Jeffery L. Klinger
Richard A. Navarre
Paul H. Vining
Roger B. Walcott, Jr.
Richard M. Whiting


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